Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of PCB Bancorp (the “Company”) on Form 10-Q for the period ended June 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Henry Kim, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:
(1)the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date:	August 10, 2020	/s/ Henry Kim
Henry Kim
President and Chief Executive Officer (Principal Executive Officer)